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                                 LATIN AMERICA

                          SMALLER COMPANIES FUND, INC.



                                JANUARY 31, 1998
                                QUARTERLY REPORT




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                       American Express Asset Management
                               International Inc.

                               Regulated by IMRO

                        Offices in London, Minneapolis,
                          Hong Kong, Singapore, Tokyo

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 FROM THE PORTFOLIO MANAGER                                        JANUARY, 1998
--------------------------------------------------------------------------------

Dear Shareholders:

     I am pleased to announce that pursuant to shareholder approval, the name of the Fund has changed to Latin America Smaller Companies Fund, Inc. We believe this name is a better reflection of the investment objective of the Fund, since its mandate is to invest at least 80% of its assets in the stocks of Latin American companies with a market capitalization under $500 million at the time of purchase. The change of name will emphasize the nature of the asset class in which the Fund is invested.

     It is also my pleasure to present the inaugural quarterly report for the period ended January 31, 1998. We determined to introduce quarterly reports to provide more timely information to shareholders and prospective investors about the Fund.

PERFORMANCE

     During the last three months the net asset value of the Fund fell by 0.83%. This performance continues to reflect the influence exerted on all global markets by problems in Asia. No global market was exempt from the turmoil, and it is to be expected that Asia will continue to have a bearing over the course of 1998 on the performance of the stocks of Latin American companies, small and large alike.

ECONOMICS AND POLITICS

     The need to protect the real from speculative attack has seen interest rates in BRAZIL remain at punitively high levels. This has squeezed some life out of the consumer sector of the economy in particular, but in recent weeks the Banco Central do Brasil has taken action to attempt to inject some life into the economy, by aggressively reducing interest rates. Some observers have suggested the action is too optimistic, taking advantage as it does of some short-term respite in attacks on the Asian currencies. Nonetheless, monetary policy in Brazil remains comparatively tight and this will have implications on the economy for the balance of 1998. This is significant, as the presidential election takes place in October, since it is a measure of the huge success of President (then Finance Minister) Cardoso's 1994 Real Plan that there is no viable opponent to his re-election.

     Any slowdown in demand from Brazil will clearly have an impact on the trade position of its Mercosur partner ARGENTINA. During 1997 the domestic economy continued to post higher-than-expected growth, and this continued into 1998. However, the trade balance and current account are expected to show signs of deterioration into 1998, which may once again raise the prospect of pressure on the currency later this year. Unlike many Asian countries, Argentina will benefit from the fact that its currency operates in a currency board system rather than as a managed peg. This means that all pesos in issue are backed by dollars, and therefore provides protection to the system.

     Over the course of the last twelve months MEXICO has seen one of the highest rates of economic growth in recent history. Recovery from the post-Tequila Crisis lows has seen growth in excess of 6% year-on-year, and is feeding through to the performance of corporate earnings. This is one of the reasons why the Mexican market held up well during the worst ravages of the Asian crisis, but the other reason is the extent to which the economy is more closely linked, via NAFTA, with the U.S. economy. This is perceived as good protection from any Asia-related downturn. However, the Mexican market has started 1998 on a weak note, with concerns about the impact of a lower oil price on fiscal revenues, the sustainability of recent economic strength and also about the deteriorating external balances and their implications for the peso. We remain confident that corporate earnings growth will provide positive surprises, and if there is any further fall-out from the Asian crisis, this market should be well-insulated.

     Once again the CHILEAN central bank has taken action to demonstrate its independence of the global monetary cycle, with a rise of 150 basis points in interest rates so far in 1998. Whereas there had been concern that the level of easing of monetary policy in 1998 had been too aggressive, given

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 FROM THE PORTFOLIO MANAGER  (CONTINUED)                           JANUARY, 1998
--------------------------------------------------------------------------------

the state of the economic cycle, it is now feared that the central bank is being too cautious. However, since inflation in Chile tends to lag economic activity by a significant margin, it is not yet clear what impact the move will have. It is certainly true that while certain areas of the economy remain comparatively strong, there is noteworthy weakness in some important economic sectors such as mining, where the lower copper price has caused particular concern. This is also one of the reasons for the deterioration in the country's external balances, and subsequent fall in the peso. In light of the greater economic uncertainty, we retain our low exposure to the Chilean market.

OUTLOOK

     The key events for the balance of 1998 will be the progress of the Brazilian privatization program, and its implications for the widespread reform of the economy, and also in Brazil, the October presidential election. Later on this year it can be expected that politics will play an important part in the behaviour of the Argentinian market, as the major candidates jockey for position in the run-up to the presidential election there. In Mexico and Venezuela there will be a focus on the price of oil, since both economies have a larger dependence on oil-related revenues, but in Mexico particularly it will be an emphasis on the sustainability of growth that has a more direct bearing on equity prices.

     The broader influences on the Latin American markets will be exerted from farther afield, namely Asia and Wall Street. A stable or steadily-rising U.S. equity market will provide more stable underpinnings to the Latin American markets, but it will be Asia in the short term that determines market direction. This may not be in the most obvious fashion, however. Although it would doubtless be better for the health of most global markets if Asia remains stable at current levels, this does not seem likely. A two-way pull between investors looking for value and those concerned with the still poor economic outlook may lead to volatility which will spread around the world. What is irrefutable, however, is that in the near term the outlook for growth and asset quality is considerably better in Latin America at the moment than it is in many other emerging markets around the world.

Sincerely,

/s/ Ian King

IAN KING
Portfolio Manager

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (UNAUDITED)                           JANUARY 31, 1998
--------------------------------------------------------------------------------

   SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 78.4%
ARGENTINA -- 15.9%
            4    Astra Compania Argentina de Petroleo                            $         6
      750,000    Atanor, S.A.                                                        825,359
      319,076    Banco Del Suquia, S.A.                                              791,653
    1,133,333    Comercial Del Plata                                               1,451,298
      250,000    Corporacion Cementaria Argentina (CORCEMAR)                       1,045,455
      932,128    Indupa, S.A.                                                        951,184
      308,642    Inversiones y Representaciones (IRSA)                               972,645
      164,717    Juan Minetti, S.A.                                                  477,888
      139,567    Renault Argentina, S.A.                                             175,931
                                                                                 -----------
                                                                                   6,691,419
                                                                                 -----------
CHILE -- 8.3%
      250,000    Empressa Telex Chile, ADR                                           796,875
       50,000    Laboratorios de Chile, ADR                                          837,500
      100,000    Maderas y Sinteticas, ADR (MASISA)                                  825,000
       36,000    Vina Concha y Toro, S.A., ADR                                     1,044,000
                                                                                 -----------
                                                                                   3,503,375
                                                                                 -----------
COLOMBIA -- 2.5%
       67,000    Cementos Diamante, ADR, Class B++                                   737,000
      312,000    Gran Cadena de Almacenes Colombianos (CADENALCO)                    297,497
                                                                                 -----------
                                                                                   1,034,497
                                                                                 -----------
MEXICO -- 41.1%
      400,000    Acer Computec Latino America, S.A.+                                 796,877
       49,000    Bufete Industrial, S.A., ADR+                                       441,000
       75,000    Grupo Casa Autrey, ADR                                            1,467,187
    1,200,000    Grupo Elektra, S.A. de C.V.                                       1,859,695
    1,250,000    Grupo Financiero Banorte S.A. de C.V., Series B+                  1,981,545
    2,000,000    Grupo Industrial Camesa, S.A., Series B+                          1,147,522
      100,000    Grupo Iusacell, S.A., ADR+                                        1,975,000
       60,000    Grupo Radio Centro, ADR                                             757,500
      469,000    Industrias Campos Hermanos, S.A., Series B+                       1,814,303
      275,000    Sanluis Corporacion, S.A. de C.V.                                 1,756,773
      520,000    Sistema Argos, S.A., Series B                                       781,261
      225,000    Transportacion Maritima Mexicana, S.A. de C.V., ADR (TMM)         1,532,812
       60,000    Tubos de Acero de Mexico S.A., ADR (TAMSA)+                         997,500
                                                                                 -----------
                                                                                  17,308,975
                                                                                 -----------
PERU -- 10.6%
      200,000    Banco Wiese, ADR                                                    975,000
       40,000    Cementos Lima, S.A.                                                 791,652
    1,587,956    Ferreyros, S.A.                                                   1,599,956
       54,837    Indeco S.A.                                                           8,880
    1,091,254    Industrias Pacocha, S.A.                                            408,386
      451,626    Minsur, S.A.                                                        700,435
                                                                                 -----------
                                                                                   4,484,309
                                                                                 -----------
TOTAL COMMON STOCKS (COST $33,740,092)                                            33,022,575
                                                                                 -----------

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (UNAUDITED)  (CONTINUED)              JANUARY 31, 1998
--------------------------------------------------------------------------------

   SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 13.1%
BRAZIL
  224,030,001    Bombril Cirio, S.A.                                             $   873,699
    1,476,047    Centrais Eletricas de Santa Catarina, S.A., Series B
                 (CELESC)                                                          1,340,546
   80,000,000    Ceval Alimentos, S.A.                                               384,650
    8,000,000    Marcopolo, S.A.                                                     897,516
1,100,000,000    Perdigao, S.A.                                                    1,371,205
2,000,000,000    Randon Participacoes, S.A.+                                         641,083
                                                                                 -----------
TOTAL PREFERRED STOCKS (COST $11,149,301)                                          5,508,699
                                                                                 -----------

 FACE VALUE
--------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS -- 9.0%
COMMERCIAL PAPER
$1,666,000       Ford Motor Company, 5.500% due 02/02/1998                         1,666,000
$2,150,000       General Electric Capital Corporation, 5.640% due 02/02/1998       2,150,000
                                                                                 -----------
TOTAL SHORT-TERM INSTRUMENTS (COST $3,816,000)                                     3,816,000
--------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $48,705,393*)                                100.5%       42,347,274
OTHER ASSETS AND LIABILITIES (NET)                                    (0.5)         (200,727)
--------------------------------------------------------------------------------------------
NET ASSETS                                                           100.0%      $42,146,547
============================================================================================

 *  Aggregate cost for Federal tax purposes.
 +  Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
ADR -- American Depositary Receipt.

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                          NET REALIZED AND UNREALIZED          NET INCREASE/(DECREASE)
                                NET INVESTMENT                  GAIN/(LOSS) ON                      IN NET ASSETS
                                INCOME/(LOSS)                     INVESTMENTS                 RESULTING FROM OPERATIONS
                             TOTAL                          TOTAL                              TOTAL
QUARTER ENDED                (000)      PER SHARE           (000)          PER SHARE           (000)         PER SHARE
-----------------------------------------------------------------------------------------------------------------------
FISCAL YEAR 1997
January 31, 1997...........  $(113)      $(0.03)           $ 3,399           $ 0.85           $ 3,286          $ 0.82
April 30, 1997.............    105         0.03              1,721             0.43             1,826            0.46
July 31, 1997..............     80         0.02              6,594             1.64             6,673            1.66
October 31, 1997...........   (113)       (0.03)            (8,472)           (2.11)           (8,584)          (2.14)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL....................    (41)       (0.01)             3,242             0.81             3,201            0.80
=======================================================================================================================
FISCAL YEAR 1998
January 31, 1998...........   (120)       (0.03)            (7,021)           (1.75)           (7,141)          (1.78)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL....................   (120)       (0.03)            (7,021)           (1.75)           (7,141)          (1.78)
=======================================================================================================================

                   LATIN AMERICA SMALLER COMPANIES FUND, INC.

                               One Exchange Place
                                Boston, MA 02109

         DIRECTORS AND OFFICERS                                   INVESTMENT ADVISER

            Peter L. Lamaison                              American Express Asset Management
          Chairman of the Board                                    International Inc.
                                                               11th Floor Dashwood House
                                                                  69 Old Broad Street
        Philip H. Didriksen, Jr.                                    London EC2M 1Qs
                Director                                            United Kingdom

             Rodman L. Drake
                Director
                                                                  INVESTOR RELATIONS
           Kathleen C. McClave                                      1-800-310-8239
                Director                                     (Recorded Market Commentary)
                                                                    1-612-671-2334
              Peer Pedersen                               (To request additional information)
                Director

                Ian King
             Vice President                                        ADMINISTRATOR AND
         and Investment Officer                                     TRANSFER AGENT

       Coleen Downs Dinneen, Esq.                      First Data Investor Services Group, Inc.
                Secretary                                         One Exchange Place
                                                                 Boston, MA 02109-2873
             Michael Kardok
                Treasurer                                     SHAREHOLDER SERVICE NUMBER
                                                                    1-800-331-1710


                                                                 INDEPENDENT AUDITORS

                                                                   Ernst & Young LLP
                                                                 200 Clarendon Street
                                                                   Boston, MA 02116

              FUND COUNSEL                                             CUSTODIAN

Shereff, Friedman, Hoffman & Goodman, LLP                Boston Safe Deposit & Trust Company
            919 Third Avenue                                       One Boston Place
           New York, NY 10022                                      Boston, MA 02108